UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2019

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification No.)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On May 16, 2019 RA Medical Systems, Inc. (“RA”) filed a complaint (the “California Litigation”) in the United States District Court for the Southern District of California against Dr. Uri Geiger, Chairman of STRATA Skin Sciences, Inc., Accelmed Growth Partners, L.P. and STRATA Skin Sciences, Inc. (the “Company”).

In August 2018 STRATA and Dr. Geiger filed a Declaratory Judgement action against RA in the Court of Common Pleas, Montgomery County, Pennsylvania (the “Pennsylvania Action”). This matter was previously disclosed in its Current Report on Form 8-K dated August 30, 2018.   On May 23, 2019, the Company and Dr. Geiger filed a Motion for Contempt in the Pennsylvania Action, against RA for RA’s willful violation of the Pennsylvania Court’s Confidentiality Order by using confidential information from the Pennsylvania Action in RA’s complaint in the California Litigation.

STRATA is asking the Pennsylvania Court to find RA in contempt of the Court’s Confidentiality Order and to require RA to compensate STRATA for the violation, including the payment of legal fees and precluding RA from utilizing any confidential information produced by Plaintiffs in any other forum.

A copy of the Motion for Contempt is submitted herewith as Exhibit 99.1, and a copy of the Brief in Support of the Motion is attached as Exhibit 99.2.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits
Exhibits.

Exhibit Number	Description

99.1 99.2	Plaintiffs STRATA Skin Sciences, Inc. and Dr. Uri Geiger Motion for Contempt Plaintiffs STRATA Skin Sciences, Inc. and Dr. Uri Geiger Brief in Support of Their Motion for Contempt

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: May 28, 2019	By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer